                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2005


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

         Delaware                                        13-3357370
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
     incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2005, Osteotech, Inc. ("Osteotech" or the "Company") entered into a letter agreement with James Russell, Ph.D., the Company's former Executive Vice President and Chief Scientific Officer, regarding the terms of Dr. Russell's resignation as an officer and employee of the Company and the separation compensation benefits he will receive (the "Separation Agreement"). As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on December 1, 2005, Dr. Russell left the employment of the Company effective November 30, 2005 (the "Termination Date").

Pursuant to the Separation Agreement, in connection with his resignation and in exchange for the mutual release by Dr. Russell and the Company of any claims arising out of Dr. Russell's employment, Dr. Russell will receive cash payments through November 30, 2006 equal to tweleve months of his base salary. The Company will also continue to pay premiums for and provided coverage of Dr. Russell under the Company's standard medical, dental and life insurance programs until November 30, 2006. In addition, the period of time Dr. Russell has to exercise his vested options is extended to two years from the Termination Date (except that options for which the original expiration date is prior to the end of the two year period will expire on the original expiration date). The terms of the Employee Confidential Information and Invention and Non-Competition Agreement between Dr. Russell and the Company, dated November 15, 1995, shall remain in full force and effect in accordance with its terms.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OSTEOTECH, INC.


Date:  December 23, 2005                By: /s/ Michael J. Jeffries
                                            ------------------------------------
                                                Michael J. Jeffries
                                                Executive Vice President, Chief
                                                Financial Officer (Principal
                                                Financial Officer and Principal
                                                Accounting Officer)